Supplemental Financial & Operating Data Fourth Quarter and Full Year Ended December 31, 2024 Exhibit 99.2

2Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rates, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of the changing interest rate environment on us, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties and their affiliates that serve as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on us; the possibility that any transactions may not be consummated on the terms or timeframes contemplated, or at all, including our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all, the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the receipt of, or delays in obtaining, governmental and regulatory approvals and consents required to consummate such transactions, or other delays or impediments to completing the transactions; the anticipated benefits of certain arrangements with certain tenants in connection with our funding of “same store” capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund strategy; our decision and ability to exercise our purchase rights under our put-call agreements, call agreements, right of first refusal agreements and right of first offer agreements; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; our ability to pursue our business and growth strategies may be limited by the requirement that we distribute 90% of our REIT taxable income in order to qualify for taxation as a REIT and that we distribute 100% of our REIT taxable income in order to avoid current entity-level U.S. federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their respective lease agreements following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to the lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness and ability to service, refinance (at attractive interest rates, or at all) and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; the possibility that we identify significant environmental, tax, legal or other issues, including additional costs or liabilities, that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our completed transactions; the impact of changes to tax laws and regulations, including U.S. federal income tax laws or global tax laws; the impact of changes in governmental or regulatory actions or initiatives; the possibility of adverse tax consequences as a result of our completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our pending or recently completed transactions; our inability to maintain our qualification for taxation as a REIT; the impact of climate change, natural disasters, war, political and public health conditions or uncertainty or civil unrest, violence or terrorist activities or threats on our properties or in areas where our properties are located, and changes in economic conditions or heightened travel security and health measures instituted in response to these events; the loss of the services of key personnel; the inability to attract, retain and motivate employees; the costs and liabilities associated with environmental compliance; failure to establish and maintain an effective system of integrated internal controls; the risks related to us or our tenants not having adequate insurance to cover potential losses; our reliance on distributions received from our subsidiaries, including VICI Properties OP LLC, to make distributions to our stockholders; the potential impact on the amount of our cash distributions if we were to sell any of our properties in the future; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Chelsea Piers in New York City (“Chelsea Piers”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), Lucky Strike Entertainment (“Lucky Strike”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), an affiliate (“PURE Tenant”) of Indigenous Gaming Partners Inc. (“IGP”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the SEC. Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation may contain estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands, trademarks, service marks and logos (“Trademarks”) operated at our properties are Trademarks of their respective owners. Their use in this presentation does not imply a relationship or endorsement by the Trademark owners, nor does it suggest any affiliation with or sponsorship by VICI. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Any such Trademarks are used only to identify the products and services of their respective owners, and no sponsorship or endorsement on the part of VICI should be inferred from the use of the marks. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included on page 28 of this presentation. Financial Data Financial information provided herein is as of December 31, 2024 unless otherwise indicated. DISCLAIMERS

3Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA TABLE OF CONTENTS Corporate Overview………………………………………………………………………….. 4 Portfolio & Financial Highlights……………………………………………………………... 5 Consolidated Balance Sheets………………………………………………………………. 6-7 Consolidated Statement of Operations……………………………….…………………… 8-9 Non-GAAP Financial Measures…………………………………………………………….. 10-11 Revenue Detail……………………………………………………………………………….. 12-13 Annualized Contractual Rent and Income from Loans………………………………....... 14 2025 Guidance……………………………………………………………………………….. 15 Capitalization & Key Credit Metrics………………………………………………………… 16 Debt Detail……………………………………………………………………………………. 17 Geographic Diversification…………………………………………………………………. 18 Summary of Current Lease Terms…………………………………………………………. 19-22 Investment Activity…………………………………………………………………………… 23 Recent Capital Markets Activity………………………………..…………………………… 24 Gaming Embedded Growth Pipeline………………………………………………………. 25 Other Experiential Embedded Growth Pipeline…..………………………………………. 26 Analyst Coverage…………………………………………………………………………….. 27 Definitions of Non-GAAP Financial Measures…………………………….…………….... 28

4Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality, wellness, entertainment and leisure destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long- term, triple-net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading operators in other experiential sectors, including Cabot, Cain International, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, Kalahari Resorts, and Lucky Strike Entertainment. VICI Properties also owns four championship golf courses and approximately 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer & Treasurer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer & Managing Director, V.E.C.S. Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 28th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com LinkedIn www.linkedin.com/company/vici-properties-inc Investor Relations investors@viciproperties.com

5Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended Dec. 31, 2024 Sept. 30, 2024 Jun. 30, 2024 Mar. 31, 2024 Net Income Per Common Share Basic $0.58 $0.70 $0.71 $0.57 Diluted $0.58 $0.70 $0.71 $0.57 Funds From Operations Per Common Share Basic $0.58 $0.70 $0.71 $0.57 Diluted $0.58 $0.70 $0.71 $0.57 Adjusted Funds From Operations Per Common Share Basic $0.57 $0.57 $0.57 $0.56 Diluted $0.57 $0.57 $0.57 $0.56 Net Income Attributable to Common Stockholders $614,594 $732,898 $741,302 $590,016 Adjusted EBITDA Attributable to Common Stockholders $785,799 $777,995 $775,873 $765,250 Annualized Dividend Per Share $1.73 $1.73 $1.66 $1.66 Dividend Yield at Period End 5.9% 5.2% 5.8% 5.6% PORTFOLIO & FINANCIAL HIGHLIGHTS (1) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non‐GAAP Financial Measures. (2) Inclusive of all tenant renewal options based on annualized cash rent. (3) LQA Net Leverage defined as Total Debt less Cash & Cash Equivalents divided by last quarter annualized (“LQA”) Adjusted EBITDA for the quarter ended December 31, 2024. See page 16 of this presentation for more information and reconciliations of this metric. LTM Net Leverage for the period ended December 31, 2024 was 5.3x. ($ amounts in thousands, except share, per share, portfolio and property data) Financial Highlights as of December 31, 2024 Common Shares Outstanding 1,056,366,685 Third-Party Partnership Units Outstanding 13,054,659 Share Price $29.21 Equity Market Capitalization $31,237,797 Total Debt $17,098,846 Cash & Cash Equivalents $524,615 Total Enterprise Value $47,812,028 LQA Net Leverage Ratio(3) 5.3x Summary Capitalization Portfolio Highlights 54 Gaming Properties ~33 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip 26 States & 1 Canadian Province 40.7 Year Weighted Average Lease Term as of December 31, 2024(2) 100% Occupancy Rate 13 Tenants with 80% of Rent from Publicly Traded Tenants Moody’s S&P Fitch Baa3 / Stable Outlook BBB- / Stable Outlook BBB- / Stable Outlook Credit Ratings (1) (1) (1) 39 Other Experiential Properties 4 Golf Courses

6Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CONSOLIDATED BALANCE SHEETS ($ amounts in thousands, except share data) December 31, 2024 December 31, 2023 Assets Real estate portfolio: Investments in leases - sales-type, net 23,581,101$ 23,015,931$ Investments in leases - financing receivables, net 18,430,320 18,211,102 Investments in loans and securities, net 1,651,533 1,144,177 Land 150,727 150,727 Cash and cash equivalents 524,615 522,574 Other assets 1,030,644 1,015,330 Total assets 45,368,940$ 44,059,841$ Liabilities Debt, net 16,732,889$ 16,724,125$ Accrued expenses and deferred revenue 217,956 227,241 Dividends and distributions payable 461,954 437,599 Other liabilities 1,004,340 1,013,102 Total liabilities 18,417,139 18,402,067 Stockholders' equity 10,564 10,427 — — Additional paid-in capital 24,515,417 24,125,872 Accumulated other comprehensive income 144,574 153,870 Retained earnings 1,867,400 965,762 Total VICI stockholders' equity 26,537,955 25,255,931 Non-controlling interests 413,846 401,843 Total stockholders' equity 26,951,801 25,657,774 Total liabilities and stockholders' equity 45,368,940$ 44,059,841$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,056,366,685 and 1,042,702,763 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at December 31, 2024 and December 31, 2023

7Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CONSOLIDATED BALANCE SHEETS – QUARTERLY ($ amounts in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Assets Real estate portfolio: Investments in leases - sales-type, net 23,581,101$ 23,429,732$ 23,189,566$ 22,985,837$ Investments in leases - financing receivables, net 18,430,320 18,410,105 18,337,881 18,266,712 Investments in loans and securities, net 1,651,533 1,550,680 1,461,198 1,224,987 Land 150,727 150,727 150,727 150,727 Cash and cash equivalents 524,615 355,667 347,160 485,318 Short-term investments — — — 29,579 Other assets 1,030,644 1,021,195 1,024,718 1,014,713 Total assets 45,368,940$ 44,918,106$ 44,511,250$ 44,157,873$ Liabilities Debt, net 16,732,889$ 16,743,584$ 16,727,361$ 16,711,739$ Accrued expenses and deferred revenue 217,956 194,201 215,689 186,556 Dividends and distributions payable 461,954 457,977 437,785 437,766 Other liabilities 1,004,340 999,272 1,004,102 1,003,254 Total liabilities 18,417,139 18,395,034 18,384,937 18,339,315 Stockholders' equity Common stock 10,564 10,472 10,432 10,431 Preferred stock — — — — Additional paid-in capital 24,515,417 24,247,840 24,128,989 24,124,875 Accumulated other comprehensive income 144,574 141,705 148,211 156,640 Retained earnings 1,867,400 1,711,277 1,431,264 1,122,878 Total VICI stockholders' equity 26,537,955 26,111,294 25,718,896 25,414,824 Non-controlling interests 413,846 411,778 407,417 403,734 Total stockholders' equity 26,951,801 26,523,072 26,126,313 25,818,558 Total liabilities and stockholders' equity 45,368,940$ 44,918,106$ 44,511,250$ 44,157,873$

8Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Revenues Income from sales-type leases 524,691$ 506,217$ 2,068,443$ 1,980,178$ Income from lease financing receivables, loans and securities 420,738 396,813 1,662,889 1,519,516 Other income 19,472 18,283 77,422 73,326 Golf revenues 11,151 10,552 40,451 38,968 Total revenues 976,052 931,865 3,849,205 3,611,988 Operating expenses General and administrative 20,691 15,256 69,109 59,603 Depreciation 992 1,586 4,125 4,298 Other expenses 19,472 18,283 77,422 73,326 Golf expenses 6,747 8,215 26,895 27,089 Change in allowance for credit losses 94,428 (63,295) 126,720 102,824 Transaction and acquisition expenses 2,839 4,632 4,567 8,017 Total operating expenses 145,169 (15,323) 308,838 275,157 Income from unconsolidated affiliate — — — 1,280 Interest expense (208,121) (205,175) (826,097) (818,056) Interest income 4,079 7,776 16,095 23,970 Other (losses) gains (189) 161 581 4,456 Income before income taxes 626,652 749,950 2,730,946 2,548,481 (Provision for) benefit from income taxes (2,447) 9,771 (9,704) 6,141 Net income 624,205 759,721 2,721,242 2,554,622 Less: Net income attributable to non-controlling interests (9,611) (11,952) (42,432) (41,082) Net income attributable to common stockholders 614,594$ 747,769$ 2,678,810$ 2,513,540$ Net income per common share Basic 0.58$ 0.72$ 2.56$ 2.48$ Diluted 0.58$ 0.72$ 2.56$ 2.47$ Weighted average number of shares of common stock outstanding Basic 1,054,993,118 1,036,702,399 1,046,739,537 1,014,513,195 Diluted 1,055,807,977 1,037,834,052 1,047,675,111 1,015,776,697 Impact to net income related to non-cash change in allowance for credit losses - CECL (94,428)$ 63,295$ (126,720)$ (102,824)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic (0.09)$ 0.06$ (0.12)$ (0.10)$ Diluted (0.09)$ 0.06$ (0.12)$ (0.10)$ CONSOLIDATED STATEMENT OF OPERATIONS ($ amounts in thousands, except share and per share data) (1) (1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2024. (1)

9Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Revenues Income from sales-type leases 524,691$ 518,691$ 512,289$ 512,772$ Income from lease financing receivables, loans and securities 420,738 419,115 413,735 409,301 Other income 19,472 19,315 19,323 19,312 Golf revenues 11,151 7,548 11,656 10,096 Total revenues 976,052 964,669 957,003 951,481 Operating expenses General and administrative 20,691 16,458 15,768 16,192 Depreciation 992 1,008 992 1,133 Other expenses 19,472 19,315 19,323 19,312 Golf expenses 6,747 6,824 6,813 6,511 Change in allowance for credit losses 94,428 (31,626) (43,000) 106,918 Transaction and acquisition expenses 2,839 1,164 259 305 Total operating expenses 145,169 13,143 155 150,371 Interest expense (208,121) (207,317) (205,777) (204,882) Interest income 4,079 2,797 3,926 5,293 Other (losses) gains (189) (64) 990 (156) Income before income taxes 626,652 746,942 755,987 601,365 Provision for income taxes (2,447) (2,461) (3,234) (1,562) Net income 624,205 744,481 752,753 599,803 Less: Net income attributable to non-controlling interests (9,611) (11,583) (11,451) (9,787) Net income attributable to common stockholders 614,594$ 732,898$ 741,302$ 590,016$ Net income per common share Basic 0.58$ 0.70$ 0.71$ 0.57$ Diluted 0.58$ 0.70$ 0.71$ 0.57$ Weighted average number of shares of common stock outstanding Basic 1,054,993,118 1,046,626,838 1,042,650,713 1,042,404,634 Diluted 1,055,807,977 1,048,338,348 1,042,959,627 1,043,311,636 Impact to net income related to non-cash change in allowance for credit losses - CECL (94,428)$ 31,626$ 43,000$ (106,918)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic (0.09)$ 0.03$ 0.04$ (0.10)$ Diluted (0.09)$ 0.03$ 0.04$ (0.10)$ CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY ($ amounts in thousands, except share and per share data) (1) (1) (1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2024.

10Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Net income attributable to common stockholders 614,594$ 747,769$ 2,678,810$ 2,513,540$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — — — 1,426 Funds From Operations (FFO) attributable to common stockholders (1) 614,594 747,769 2,678,810 2,514,966 Non-cash leasing and financing adjustments (134,869) (131,800) (537,708) (515,488) Non-cash change in allowance for credit losses 94,428 (63,295) 126,720 102,824 Non-cash stock-based compensation 4,538 4,019 17,511 15,536 Transaction and acquisition expenses 2,839 4,632 4,567 8,017 Amortization of debt issuance costs and original issue discount 18,692 16,807 71,592 70,452 Other depreciation 864 1,299 3,428 3,741 Capital expenditures (1,064) (1,080) (3,007) (2,842) Other losses (gains) (2) 189 (161) (581) (4,456) Deferred income tax provision (benefit) 1,206 (10,426) 5,439 (10,426) Joint venture non-cash adjustments and non-controlling interest adjustments (78) 2,650 4,022 4,716 Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 601,339 570,414 2,370,793 2,187,040 Interest expense, net 185,350 180,592 738,410 723,634 Current income tax expense 1,241 655 4,265 4,285 Joint venture adjustments and non-controlling interest adjustments (2,131) (2,111) (8,551) (5,287) Adjusted EBITDA attributable to common stockholders (1) 785,799$ 749,550$ 3,104,917$ 2,909,672$ Net income per common share Basic 0.58$ 0.72$ 2.56$ 2.48$ Diluted 0.58$ 0.72$ 2.56$ 2.47$ FFO per common share Basic 0.58$ 0.72$ 2.56$ 2.48$ Diluted 0.58$ 0.72$ 2.56$ 2.48$ AFFO per common share Basic 0.57$ 0.55$ 2.26$ 2.16$ Diluted 0.57$ 0.55$ 2.26$ 2.15$ Weighted average number of shares of common stock outstanding Basic 1,054,993,118 1,036,702,399 1,046,739,537 1,014,513,195 Diluted 1,055,807,977 1,037,834,052 1,047,675,111 1,015,776,697 NON-GAAP FINANCIAL MEASURES ($ amounts in thousands, except share and per share data) (1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. (1) (1)

11Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net income attributable to common stockholders 614,594$ 732,898$ 741,302$ 590,016$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — — — — Funds From Operations (FFO) attributable to common stockholders (1) 614,594 732,898 741,302 590,016 Non-cash leasing and financing adjustments (134,869) (135,890) (131,283) (135,666) Non-cash change in allowance for credit losses 94,428 (31,626) (43,000) 106,918 Non-cash stock-based compensation 4,538 4,601 4,579 3,793 Transaction and acquisition expenses 2,839 1,164 259 305 Amortization of debt issuance costs and original issue discount 18,692 18,747 17,644 16,509 Other depreciation 864 883 835 846 Capital expenditures (1,064) (878) (633) (432) Other losses (gains) (2) 189 64 (990) 156 Deferred income tax provision 1,206 1,945 1,853 435 Joint venture non-cash adjustments and non-controlling interest adjustments (78) 1,950 1,859 291 Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 601,339 593,858 592,425 583,171 Interest expense, net 185,350 185,773 184,207 183,080 Current income tax expense 1,241 516 1,381 1,127 Joint venture adjustments and non-controlling interest adjustments (2,131) (2,152) (2,140) (2,128) Adjusted EBITDA attributable to common stockholders (1) 785,799$ 777,995$ 775,873$ 765,250$ Net income per common share Basic 0.58$ 0.70$ 0.71$ 0.57$ Diluted 0.58$ 0.70$ 0.71$ 0.57$ FFO per common share Basic 0.58$ 0.70$ 0.71$ 0.57$ Diluted 0.58$ 0.70$ 0.71$ 0.57$ AFFO per common share Basic 0.57$ 0.57$ 0.57$ 0.56$ Diluted 0.57$ 0.57$ 0.57$ 0.56$ Weighted average number of shares of common stock outstanding Basic 1,054,993,118 1,046,626,838 1,042,650,713 1,042,404,634 Diluted 1,055,807,977 1,048,338,348 1,042,959,627 1,043,311,636 NON-GAAP FINANCIAL MEASURES – QUARTERLY (1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. ($ amounts in thousands, except share and per share data) (1) (1)

12Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Contractual income from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 137,667$ 136,067$ 550,539$ 534,923$ Caesars Las Vegas Master Lease 121,671 116,076 473,586 456,933 MGM Grand/Mandalay Bay Master Lease 79,018 77,468 315,038 302,326 The Venetian Resort Las Vegas Lease 70,838 64,375 270,281 256,250 PENN Greektown Lease 13,213 13,214 52,853 52,215 Hard Rock Cincinnati Lease 11,864 11,541 46,487 45,069 Century Master Lease (excluding Century Canadian Portfolio) 11,318 10,740 44,231 34,210 EBCI Southern Indiana Lease 8,496 8,370 33,650 33,152 PENN Margaritaville Lease 6,706 6,615 26,794 26,239 Income from sales-type leases non-cash adjustment 63,900 61,751 254,984 238,861 Income from sales-type leases 524,691 506,217 2,068,443 1,980,178 Contractual income from lease financing receivables MGM Master Lease 189,873 186,150 754,528 744,733 Harrah's NOLA, AC, and Laughlin 43,948 43,974 177,379 172,872 Hard Rock Mirage Lease 22,950 22,500 91,800 90,000 JACK Entertainment Master Lease 17,772 17,511 71,001 69,956 CNE Gold Strike Lease 10,404 10,000 41,877 35,000 Lucky Strike Master Lease 8,032 6,371 31,732 6,371 Foundation Gaming Master Lease 6,123 6,063 24,492 24,252 Chelsea Piers Lease 6,000 903 24,000 903 PURE Master Lease 3,935 3,996 16,063 15,909 Century Canadian Portfolio 3,091 3,176 12,626 4,063 Income from lease financing receivables non-cash adjustment 71,037 70,072 282,943 276,697 Income from lease financing receivables 383,165 370,716 1,528,441 1,440,756 Contractual interest income Senior secured notes 2,407 2,399 9,616 7,246 Senior secured loans 13,183 7,607 41,503 28,002 Mezzanine loans & preferred equity 22,051 16,114 83,548 43,582 Income from loans non-cash adjustment (68) (23) (219) (70) Income from loans and securities 37,573 26,097 134,448 78,760 Income from lease financing receivables, loans and securities 420,738 396,813 1,662,889 1,519,516 Other income 19,472 18,283 77,422 73,326 Golf revenues 11,151 10,552 40,451 38,968 Total revenues 976,052$ 931,865$ 3,849,205$ 3,611,988$ REVENUE DETAIL (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Formerly known as the Bowlero Master Lease. (4) Assets are part of the Century Master Lease. ($ amounts in thousands) (1) (1) (1) (2) (4) (3)

13Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Contractual income from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 137,667$ 137,624$ 137,624$ 137,624$ Caesars Las Vegas Master Lease 121,671 117,305 117,305 117,305 MGM Grand/Mandalay Bay Master Lease 79,018 79,018 79,018 77,984 The Venetian Resort Las Vegas Lease 70,838 68,118 66,306 65,019 PENN Greektown Lease 13,213 13,214 13,213 13,213 Hard Rock Cincinnati Lease 11,864 11,541 11,541 11,541 Century Master Lease (excluding Century Canadian Portfolio) 11,318 10,971 10,971 10,971 EBCI Southern Indiana Lease 8,496 8,412 8,371 8,371 PENN Margaritaville Lease 6,706 6,706 6,706 6,676 Income from sales-type leases non-cash adjustment 63,900 65,782 61,234 64,068 Income from sales-type leases 524,691 518,691 512,289 512,772 Contractual income from lease financing receivables MGM Master Lease 189,873 189,873 188,632 186,150 Harrah's NOLA, AC, and Laughlin 43,948 44,477 44,477 44,477 Hard Rock Mirage Lease 22,950 22,950 22,950 22,950 JACK Entertainment Master Lease 17,772 17,772 17,772 17,685 CNE Gold Strike Lease 10,404 10,404 10,336 10,733 Lucky Strike Master Lease 8,032 7,900 7,900 7,900 Foundation Gaming Master Lease 6,123 6,123 6,123 6,123 Chelsea Piers Lease 6,000 6,000 6,000 6,000 PURE Master Lease 3,935 4,037 4,024 4,067 Century Canadian Portfolio 3,091 3,170 3,159 3,206 Income from lease financing receivables non-cash adjustment 71,037 70,162 70,103 71,641 Income from lease financing receivables 383,165 382,868 381,476 380,932 Contractual interest income Senior secured notes 2,407 2,405 2,403 2,401 Senior secured loans 13,183 11,334 9,137 7,849 Mezzanine loans & preferred equity 22,051 22,562 20,773 18,162 Income from loans non-cash adjustment (68) (54) (54) (43) Income from loans and securities 37,573 36,247 32,259 28,369 Income from lease financing receivables, loans and securities 420,738 419,115 413,735 409,301 Other income 19,472 19,315 19,323 19,312 Golf revenues 11,151 7,548 11,656 10,096 Total revenues 976,052$ 964,669$ 957,003$ 951,481$ REVENUE DETAIL – QUARTERLY ($ amounts in thousands) (1) (1) (1) (2) (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Formerly known as the Bowlero Master Lease. (4) Assets are part of the Century Master Lease. (4) (3)

14Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Assets Annualized Rent Per Lease Tenant as of February 2025 Annualized Contractual Rent MGM Master Lease 11 MGM Resorts International $759.5 Caesars Regional Master Lease & Joliet Lease 16 Caesars Entertainment 725.5 Caesars Las Vegas Master Lease 2 Caesars Entertainment 495.4 MGM Grand/Mandalay Bay Master Lease 2 MGM Resorts International 316.1 The Venetian Resort Las Vegas Lease 1 Venetian Las Vegas Tenant 294.2 Hard Rock Mirage Lease 1 Hard Rock Entertainment 93.6 JACK Entertainment Master Lease 2 JACK Entertainment 72.2 Century Master Lease (1) 8 Century Casinos 61.5 PENN Greektown Lease 1 PENN Entertainment 52.9 Hard Rock Cincinnati Lease 1 Hard Rock Entertainment 47.5 CNE Gold Strike Lease 1 Cherokee Nation Entertainment 41.6 EBCI Southern Indiana Lease 1 Eastern Band of Cherokee Indians 34.0 Lucky Strike Master Lease 38 Lucky Strike Entertainment 32.4 PENN Margaritaville Lease 1 PENN Entertainment 26.8 Foundation Gaming Master Lease 2 Foundation Gaming 24.7 Chelsea Piers Lease 1 Chelsea Piers 24.0 PURE Master Lease (1) 4 PURE Tenant 15.5 Totals 93 $3,117.3 ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS (1) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.74 as of December 31, 2024. (2) Bowlero rebranded as Lucky Strike Entertainment on December 12, 2024. (3) Based on initial maturity, not inclusive of applicable extension options. ($ amounts in millions USD) Caesars 39% MGM 34% Venetian 9% Hard Rock 5% PENN 3% JACK 2% Century Casinos(1) 2% Cherokee Nation 1% EBCI 1% Lucky Strike(2) 1% Foundation 1% Chelsea Piers 1% PURE(1) 1% Partnerships with 13 Tenants (2) (2) Total Commitments Principal Balance as of December 31, 2024 Years to Maturity (3) Blended Interest Rate Annualized Income Annualized Contractual Income from Loans and Securities Senior Secured Notes $85.0 $85.0 6.2 11.0% $9.4 Senior Secured Loans 993.5 684.7 2.8 8.0% 54.9 Mezzanine Loans & Preferred Equity 1,148.2 908.5 2.4 9.2% 83.5 Total / Weighted Average $2,226.7 $1,678.1 2.8 8.8% $147.8 Total Annualized Contractual Rent and Income from Loans and Securities $3,265.1

15Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2025 GUIDANCE ($ amounts in millions, except per share data) The Company is providing preliminary AFFO guidance for the full year 2025. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2025 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 28 of this presentation. The Company estimates AFFO for the year ending December 31, 2025 will be between $2,455 million and $2,485 million, or between $2.32 and $2.35 per diluted common share. Guidance does not include the impact on operating results from any pending or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2025 guidance: The above per share estimates reflect the dilutive effect of the 12,015,399 shares currently pending under the Company’s outstanding forward sale agreements as calculated under the treasury stock method. VICI partnership units held by third parties are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. 2025 Guidance For the Year Ending December 31, 2025: Low High Estimated Adjusted Funds From Operations (AFFO) $2,455 $2,485 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.32 $2.35 Estimated Weighted Average Common Share Count at Year End (in millions) 1,056.9 1,056.9

16Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CAPITALIZATION & KEY CREDIT METRICS – AS OF DECEMBER 31, 2024 (1) MGM and Lucky Strike hold third-party partnership units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD and GBP, shown here in USD, refer to footnotes 4 and 5 on page 17 for additional information. (3) Estimated based on the forward sale price calculated as of December 31, 2024, and total amount of shares available for settlement under the outstanding forward sale agreements. (4) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non‐GAAP Financial Measures. ($ amounts in thousands, except share and per share data) Capitalization Common Shares Outstanding 1,056,366,685 Third-Party Partnership Units Outstanding(1) 13,054,659 Share Price $29.21 Equity Market Capitalization $31,237,797 Revolving Credit Facility(2) 148,846 Senior Unsecured Notes 13,950,000 CMBS Debt 3,000,000 Total Debt $17,098,846 Total Market Capitalization $48,336,643 Less: Cash & Cash Equivalents 524,615 Total Enterprise Value $47,812,028 Q4’24 LQA Net Leverage Q4’24 Adj. EBITDA(4) $785,799 Annualized Q4’24 Adj. EBITDA 3,143,196 Net Debt 16,574,231 LQA Net Leverage Ratio 5.3x VICI Issuer Credit Ratings Moody’s: Baa3 / Stable Outlook S&P: BBB- / Stable Outlook Fitch: BBB- / Stable Outlook Investment Grade Bond Covenants Thresholds Actuals Total Net Debt to Adjusted Total Assets < 60% 37% Senior Secured Net Debt to Adjusted Total Assets < 40% 7% Interest Coverage Ratio > 1.5x 3.8x Total Unencumbered Assets to Unsecured Debt > 150% 289% Total Liquidity Revolving Credit Facility Capacity $2,351,154 Outstanding Forward Sale Agreement Proceeds(3) 376,253 Cash & Cash Equivalents 524,615 Total Liquidity $3,252,022

17Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEBT DETAIL (1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. (“VICI LP”). Refer to Note 7 - Debt within our Annual Report on Form 10-K for the year ended December 31, 2024. (3) Subsequent to quarter end, VICI entered into a new $2.5 billion multicurrency revolving credit facility that replaced its prior unsecured revolving credit facility of the same size. The maturity date shown is inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP’s ratings and total leverage ratio). (5) Based on one-month SOFR of 4.33%, one-month CORRA of 3.32%, and one-month SONIA of 4.70% as of December 31, 2024. SOFR and SONIA-based rates include a credit spread adjustment. CORRA’s effective rate includes the impact of an ~30bps rate adjustment related to the transition from CDOR to CORRA. (6) Issued in exchange for senior notes originally issued by MGM Growth Properties Operating Partnership LP (“MGP OP”) pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $64.2 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Annual Report on Form 10-K for the year ended December 31, 2024. ($ amounts in thousands USD) As of December 31, 2024 Debt Maturity Date Coupon Rate Effective Rate Face Value % of Total Debt Carrying Value(1) Senior Unsecured Debt(2) $2.5Bn Revolving Credit Facility Borrowings in USD 2/3/2030(3) SOFR+0.85%(4) 5.282%(5) - - - Borrowings in CAD 2/3/2030(3) CORRA+0.85%(4) 4.465%(5) $130,698 0.8% $130,698 Borrowings in GBP 2/3/2030(3) SONIA+0.85%(4) 5.550%(5) $18,148 0.1% $18,148 2025 Bond Maturities 4.375% Notes 5/15/2025 4.375% 4.375% $500,000 2.9% $499,419 4.625% Notes(6) 6/15/2025 4.625% 4.625% $800,000 4.7% $797,059 2026 Bond Maturities 4.500% Notes(6) 9/1/2026 4.500% 4.500% $500,000 2.9% $491,532 4.250% Notes 12/1/2026 4.250% 4.250% $1,250,000 7.3% $1,244,469 2027 Bond Maturities 5.750% Notes(6) 2/1/2027 5.750% 5.750% $750,000 4.4% $754,588 3.750% Notes 2/15/2027 3.750% 3.750% $750,000 4.4% $746,438 2028 Bond Maturities 4.500% Notes(6) 1/15/2028 4.500% 4.500% $350,000 2.0% $342,214 4.750% Notes 2/15/2028 4.750% 4.516%(7) $1,250,000 7.3% $1,242,110 2029 Bond Maturities 3.875% Notes(6) 2/15/2029 3.875% 3.875% $750,000 4.4% $702,707 4.625% Notes 12/1/2029 4.625% 4.625% $1,000,000 5.8% $992,132 2030 Bond Maturities 4.950% Notes 2/15/2030 4.950% 4.541%(7) $1,000,000 5.8% $991,080 4.125% Notes 8/15/2030 4.125% 4.125% $1,000,000 5.8% $991,609 2031 Bond Maturity 5.125% Notes 11/15/2031 5.125% 4.969%(7) $750,000 4.4% $740,527 2032 Bond Maturity 5.125% Notes 5/15/2032 5.125% 3.980%(7) $1,500,000 8.8% $1,484,876 2034 Bond Maturity 5.750% Notes 4/1/2034 5.750% 5.689%(7) $550,000 3.2% $540,986 2052 Bond Maturity 5.625% Notes 5/15/2052 5.625% 5.625% $750,000 4.4% $736,348 2054 Bond Maturity 6.125% Notes 4/1/2054 6.125% 6.125% $500,000 2.9% $485,405 Total Unsecured Debt - - - $14,098,846 82.5% $13,932,345 CMBS Debt 3/5/2032 3.558% 3.558% $3,000,000 17.5% $2,800,544 Weighted Average / Total 4.56% 4.41%(5)(7) $17,098,846 100.0% $16,732,889 Fixed Rate Debt Outstanding 99.1% Weighted Average Years to Maturity 6.4 Years

18Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of February 1, 2025. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States and 1 Canadian Province (51% Regional, 48% Las Vegas, 1% International)(1) Other Experiential: 17 States (6 of Which Also Include Gaming) Alberta, Canada Gaming Other Experiential

19Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA MGM Master Lease Caesars Regional Master Lease and Joliet Lease(1) Caesars Las Vegas Master Lease(1) MGM Grand/Mandalay Bay Master Lease Tenant MGM Resorts International Caesars Entertainment Caesars Entertainment MGM Resorts International Annual Cash Rent as of February 2025 $759.5 million $725.5 million(2) $495.4 million $316.1 million Current Lease Year May 1, 2024 – Apr. 30, 2025 Lease Year 3 Nov. 1, 2024 – Oct. 31, 2025 Lease Year 8 Nov. 1, 2024 – Oct. 31, 2025 Lease Year 8 Mar. 1, 2024 – Feb. 28, 2025 Lease Year 5 Annual Escalator 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) >2% / change in CPI >2% / change in CPI(3) 2% in years 2-15 >2% / change in CPI thereafter (capped at 3%) Coverage Floor None None None None Rent Adjustment None Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable Year 8, 11 & 16: 80% Base / 20% Variable None Variable Rent Adjustment Mechanic None 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 None Term 25-year initial term with three 10-year renewal options 18-year initial term with four 5-year renewal options 30-year initial term with two 10-year renewal options Guarantor MGM Resorts International Caesars Entertainment, Inc. Caesars Entertainment, Inc. MGM Resorts International Capex Minimum of 1% of net revenues Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties) Minimum of 1% of net revenue annually (Caesars Palace and Harrah’s Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties) Minimum of 3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves SUMMARY OF CURRENT LEASE TERMS (1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah’s Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah’s Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $716.0 million. (3) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

20Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) The Venetian Resort Las Vegas Lease Hard Rock Mirage Lease JACK Entertainment Master Lease Century Master Lease Tenant Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Hard Rock Entertainment JACK Entertainment Century Casinos Annual Cash Rent as of February 2025 $294.2 million(1) $93.6 million $72.2 million $61.5 million(2) Current Lease Year Mar. 1, 2024 – Feb. 28, 2025 Lease Year 3 Jan. 1, 2025 – Dec. 31, 2025 Lease Year 3 Feb. 1, 2025 – Jan. 31, 2026 Lease Year 6 Jan. 1, 2025 – Dec. 31, 2025 Lease Year 6 Annual Escalator >2% / change in CPI (capped at 3%) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%) >1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%) Coverage Floor None None None None Rent Adjustment None None None None Variable Rent Adjustment Mechanic None None None None Term 30-year initial term with two 10-year renewal options 25-year initial term with three 10-year renewal options 20-year initial term with three 5-year renewal options 24-year term with three 5-year renewal options Guarantor Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Rock Ohio Ventures LLC and JACK Investment Co., LLC Century Casinos, Inc. Capex Minimum of 1.5% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis until December 31, 2029, and a minimum of 2% thereafter Minimum of 1% of net revenues Minimum of 1% of net revenues beginning January 1, 2025, based on a rolling three-year basis Minimum of 1% of net revenues on a rolling three-year basis for each individual facility; 1% of net revenues per fiscal year for the facilities collectively (1) Annual cash rent includes the impact of incremental rent resulting from the capital investment at The Venetian Resort Las Vegas that VICI announced on May 1, 2024. Refer to our Annual Report on Form 10-K for the year ended December 31, 2024 for additional detail. (2) Reflects a portion of rent paid in CAD with respect to the Century Canadian Portfolio, which has a current annual base rent of C$17.6 million (US$12.2 million). Assumes an exchange rate of C$1:00:US$0.70 as of December 31, 2024.

21Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) (1) If the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure. PENN Greektown Lease Hard Rock Cincinnati Lease CNE Gold Strike Lease EBCI Southern Indiana Lease Tenant PENN Entertainment Hard Rock Entertainment Cherokee Nation Entertainment Eastern Band of Cherokee Indians Annual Cash Rent as of February 2025 $52.9 million $47.5 million $41.6 million $34.0 million Current Lease Year Jun. 1, 2024 – May 31, 2025 Lease Year 6 Oct. 1, 2024 – Sept. 30, 2025 Lease Year 6 May 1, 2024 – Apr. 30, 2025 Lease Year 3 Sept. 1, 2024 – Aug. 31, 2025 Lease Year 4 Annual Escalator 2% for Building Base Rent ($42.8 million) >2.0% / change in CPI(1) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 2-5 >2% / change in CPI thereafter Coverage Floor Net Revenue to Rent Ratio to be mutually agreed upon None None None Rent Adjustment Percentage (Variable) Rent adjusts every 2 years beginning in year 3 None None Year 8 & 11: 80% Base (subject to escalator) / 20% Variable Variable Rent Adjustment Mechanic 4% of the average net revenues for trailing 2-year period less threshold amount None None 4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2(2) Year 11: Avg. of years 8-10 less avg. of years 5-7 Term 15-year initial term with four 5-year renewal options 28-year initial term with three 10-year renewal options 25-year initial term with three 10-year renewal options 15-year initial term with four 5-year renewal options Guarantor PENN Entertainment, Inc. Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Cherokee Nation Businesses, L.L.C. The Eastern Band of Cherokee Indians Capex Minimum of 1% of net revenues based on a four-year average Minimum of 1% of net revenues Minimum of 1% of net revenues Minimum of 1% of net revenues annually

22Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) Lucky Strike Master Lease PENN Margaritaville Lease Foundation Gaming Master Lease Chelsea Piers Lease PURE Master Lease Tenant Lucky Strike Entertainment PENN Entertainment Foundation Gaming Chelsea Piers Affiliate of IGP(1) Annual Cash Rent as of February 2025 $32.4 million $26.8 million $24.7 million $24.0 million C$22.3 / US$15.5 million(2) Current Lease Year Nov. 1, 2024 – Oct. 31, 2025 Lease Year 2 Feb. 1, 2025 – Jan. 31, 2026 Lease Year 7 Jan. 1, 2025 – Dec. 31, 2025 Lease Year 3 Jan. 1, 2025 – Dec. 31, 2025 Lease Year 2 Feb. 1, 2025 – Jan. 31, 2026 Lease Year 3 Annual Escalator >2% / change in CPI (capped at 2.5%) 2% for Building Base Rent ($19.0 million) 1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%) 1.25% in year 3; 1.50% thereafter 1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%) Coverage Floor None Net Revenue to Rent Ratio: 6.1x None None None Rent Adjustment None Percentage (Variable) Rent adjusts every 2 years beginning in year 3 None None None Variable Rent Adjustment Mechanic None 4% of the average net revenues for trailing 2-year period less threshold amount None None None Term 25-year initial term with six 5- year renewal options 15-year initial term with four 5-year renewal options 15-year initial term with four 5-year renewal options 32-years with one 10-year extension option(3) 25-year initial term with four 5-year renewal options Guarantor Lucky Strike Entertainment Corp. PENN Entertainment, Inc. Foundation Gaming & Entertainment, LLC Chelsea Piers Management Inc., Silver Screen LLC, North River Property LLC and Waterfront Services I LLC Indigenous Gaming Partners Inc. Capex None Minimum of 1% of net revenues based on a four- year average Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three- year rolling net revenue Minimum of 2% of total revenues on a 5-year rolling average Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually (1) IGP is a gaming partnership established by five institutional Nova Scotia-based First Nations (Glooscap First Nation, Millbrook First Nation, Annapolis Valley First Nation, We’koqma’q L’nue’kati, and Paqtnkek Mi’kmaw Nation) to acquire gaming assets in North America. (2) Assumes an exchange rate of C$1:00:US$0.70 as of December 31, 2024. (3) The 10-year extension option remains conditioned upon extending the prime lease term with Hudson River Park Trust.

23Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA INVESTMENT ACTIVITY (1) Represents an incremental $300.0 million that the Venetian Resort will have the option, but not the obligation, to draw in whole or in part until November 1, 2026. (2) VICI provided a £16.0 million (US$20.0 million) loan for the redevelopment of Cabot Highlands with an agreement in principle to provide additional development financing, subject to negotiation of definitive documentation and other deal terms. Property / Loan Announcement Date Closing Date Rent / Income Cap Rate / Yield Transaction Size Tenant / Borrower / Issuer Recently Completed Transactions One Beverly Hills Mezzanine Loan 2/19/2025 2/19/2025 - - $300.0 million One Beverly Hills Great Wolf Mezzanine Loan 5/9/2024 5/9/2024 - - $250.0 million Great Wolf Resorts The Venetian Resort – Partner Property Growth Fund Investment 5/1/2024 5/1/2024 $29.0 million + $21.8 million(1) 7.3% $400.0 million + $300.0 million(1) Affiliate of Apollo Global Management, Inc. Homefield KC – Margaritaville Resort Development Loan 1/23/2024 1/18/2024 - - Up to $105.0 million Homefield Kansas City Chelsea Piers 12/19/2023 12/18/2023 $24.0 million 7.0% $342.9 million Chelsea Piers Cabot Highlands Delayed Draw Redevelopment Loan(2) 12/19/2023 10/31/2023 - - $20.0 million Cabot Highlands Cabot Saint Lucia Delayed Draw Development Loan 12/19/2023 11/3/2023 - - Up to $100.0 million Cabot Saint Lucia Kalahari Virginia Mezzanine Loan 12/07/2023 12/06/2023 - - Up to $212.2 million Kalahari Lucky Strike Portfolio (f/k/a Bowlero) 10/19/2023 10/19/2023 $31.6 million 7.3% $432.9 million Lucky Strike Entertainment

24Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA RECENT CAPITAL MARKETS ACTIVITY (1) In addition to the $1,024.2 million of MGP OP Notes redeemed on March 19, 2024, redemption amount listed includes $25.8 million of the unexchanged original issue notes that remained outstanding following the closing of the MGP acquisition, which were redeemed on March 25, 2024. (2) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps. Refer to Note 8 – Derivatives within our Annual Report on Form 10-K for the year ended December 31, 2024. Forward Equity Offering Shares Sold Gross Offering Value Shares Settled Net Proceeds Received to Date Q4 2024 ATM Activity 356,800 $11.6 million - - Q3 2024 ATM Activity 1,996,483 $67.5 million - - Q1 2024 ATM Activity 9,662,116 $305.5 million - - Q4 2023 ATM Activity 13,194,739 $390.2 million 13,194,739 $379.4 million Equity Capital Markets Type of Debt Timing Coupon Rate Effective Rate Gross Proceeds Received Redemption / Repayment Amt. Senior Unsecured Notes due Feb. 2025 Redeemed December 20, 2024 3.500% 3.500% - $750.0 million Senior Unsecured Notes due Nov. 2031 Issued December 19, 2024 5.125% 4.969%(2) $750.0 million Senior Unsecured Notes due May 2024(1) Redeemed March 19, 2024 5.625% 5.625% - $1,050.0 million Senior Unsecured Notes due Apr. 2034 Issued March 18, 2024 5.750% 5.689%(2) $550.0 million - Senior Unsecured Notes due Apr. 2054 Issued March 18, 2024 6.125% 6.125% $500.0 million - Debt Capital Markets

25Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and Right of First Refusal / Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements ROFR / ROFO Agreements (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale-leaseback transaction between September 18, 2025 and December 31, 2028. Note: Caesars had the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction until December 31, 2024, which was not exercised and has expired. Las Vegas Strip Assets(1): VICI has a right of first refusal (“ROFR”) to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale- leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale- leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI. Indigenous Gaming Partners: VICI has a five-year right of first offer (“ROFO”) on future sale-leaseback transactions with IGP. Any additional properties acquired pursuant to the ROFO will be added to the existing master lease for the PURE portfolio. INDIGENOUS GAMING PARTNERS

26Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA OTHER EXPERIENTIAL EMBEDDED GROWTH PIPELINE The descriptions of the Call Agreements, Right of First Refusal Agreements, and Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Canyon Ranch Lenox & Canyon Ranch Tucson: VICI has the right to call the real estate assets of each of Canyon Ranch Tucson and Canyon Ranch Lenox at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI. Call Right Agreements Longer Term Financing Partnerships Canyon Ranch Austin: VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net lease with VICI. Cabot Citrus Farms: VICI entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options. Canyon Ranch: VICI entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to- suit wellness resorts. Lucky Strike (f/k/a Bowlero): VICI has a right of first offer to acquire the real estate assets of any current or future Lucky Strike asset should Lucky Strike elect to enter into a sale-leaseback transaction in the first 8 years of the lease term. Homefield KC and Margaritaville Resort: VICI has the option to call the real estate assets of the new Homefield Showcase Center, new Homefield Baseball Center, Homefield Sports and Training Complex – Olathe, and the Margaritaville Resort Kansas City, subject to certain conditions. If the call right is exercised, all of the properties, including the Margaritaville Resort, would be subject to a single long-term triple net master lease with VICI. Homefield: VICI entered into a ROFR agreement under which VICI has the right to acquire the real estate of any future Homefield properties in a sale- leaseback transaction if Homefield elects to monetize such assets. Cabot Highlands: In connection with VICI’s agreement in principle to provide additional financing for Cabot Highlands, VICI also agreed in principle to enter into a call right agreement to acquire a portion of the real estate assets upon stabilization of the resort, subject to negotiation of definitive documentation and other deal terms.

27Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA ANALYST COVERAGE Firm Analyst Phone Email Barclays Rich Hightower (212) 526-8768 Richard.hightower@barclays.com BNP Paribas Nate Crossett (646) 725-3716 Nate.crossett@us.bnpparibas.com BofA Securities Shaun Kelley (646) 855-1005 Shaun.kelley@bofa.com Capital One Securities Dan Guglielmo (202) 213-6408 Daniel.guglielmo@capitalone.com CBRE John DeCree (702) 691-3213 John.decree@cbre.com Citi Smedes Rose (212) 816-6243 Smedes.rose@citi.com Deutsche Bank Carlo Santarelli (212) 250‐5815 Carlo.santarelli@db.com Evercore ISI Jim Kammert (312) 705-4233 James.kammert@evercoreisi.com Goldman Sachs Caitlin Burrows (212) 902-4736 Caitlin.burrows@gs.com Green Street Advisors Chris Darling (949) 640-8780 Cdarling@greenstreet.com Jefferies David Katz (212) 323-3355 Dkatz@jefferies.com JMP Securities Mitch Germain (212) 906-3537 Mgermain@jmpsecurities.com J.P. Morgan Anthony Paolone (212) 622-6682 Anthony.paolone@jpmorgan.com Keybanc Todd Thomas (917) 368-2286 Tthomas@key.com Macquarie Capital Chad Beynon (212) 231-2634 Chad.beynon@macquarie.com Mizuho Securities Haendel St. Juste (212) 205-7860 Haendel.st.juste@mizuhogroup.com Morgan Stanley Ronald Kamdem (212) 296-8319 Ronald.kamdem@morganstanley.com Raymond James RJ Milligan (727) 567-2585 Rjmilligan@raymondjames.com Robert W. Baird Wesley Golladay (216) 737-7510 Wgolladay@rwbaird.com Scotiabank Greg McGinniss (212) 225-6906 Greg.mcginniss@scotiabank.com Stifel Nicolaus Simon Yarmak (443) 224‐1345 Yarmaks@stifel.com Truist Securities Barry Jonas (212) 590-0998 Barry.jonas@truist.com Wedbush Rich Anderson (212) 938-9949 Richard.anderson@wedbush.com Wells Fargo John Kilichowski (212) 214-5311 John.kilichowski@wellsfargo.com Wolfe Research Andrew Rosivach (646) 582-9250 Arosivach@wolferesearch.com Firm Analyst Phone Email BofA Securities James Kayler (646) 855-9223 James.f.kayler@bofa.com CBRE Colin Mansfield (702) 932-3812 Colin.mansfield@cbre.com Deutsche Bank Luis Chinchilla (212) 250-9980 Luis.chinchilla@db.com J.P. Morgan Mark Streeter (212) 834-5086 Mark.streeter@jpmorgan.com Wells Fargo Kevin McClure (704) 410-1100 Kevin.mcclure@wellsfargo.com Covering Fixed Income Analysts Covering Equity Analysts

28Q4 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (Nareit), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate our AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other (losses) gains, deferred income tax benefits and expenses, other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non- cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate our Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), current income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.